EXHIBIT 10.6
DENVER PROPERTY LEASE

TABLE OF CONTENTS

Article		Page #
1.	PREMISES	1
2.	TERM	1
3.	RENT	2
4.	SECURITY	2
5.	ADDITIONAL RENT	3
6.	CHARACTER OF OCCUPANCY	7
7.	SERVICES AND UTILITIES	7
8.	QUIET ENJOYMENT	8
9.	MAINTENANCE AND REPAIRS	8
10.	ALTERATIONS AND ADDITIONS BY TENANT	9
11.	ENTRY BY LANDLORD	9
12.	MECHANIC'S LIEN	10
13.	DAMAGE TO PROPERTY, INJURY TO PERSONS	10
14.	INSURANCE	11
15.	DAMAGE OR DESTRUCTION TO BUILDING	12
16.	CONDEMNATION	13
17.	ASSIGNMENT AND SUBLETTING	13
18.	ESTOPPEL CERTIFICATE	15
19.	DEFAULT	15
20.	HOLDING OVER	18
21.	COMMON AREA	19
22.	SURRENDER	19
23.	SUBORDINATION AND ATTORNMENT	19
24.	PAYMENTS AFTER TERMINATION	20
25.	AUTHORITIES FOR ACTION AND NOTICE	20
26.	LIABILITY OF LANDLORD	21
27.	BROKERAGE	21
28.	SIGNAGE	21
29.	HAZARDOUS MATERIALS	21
30.	SUBSTITUTION OF PREMISES	22
31.	MISCELLANEOUS	22
32.	CONFIDENTIALITY	24
33.	TIME OF THE ESSENCE	25
	ADDENDUM	1
	EXHIBIT "A"	1
	EXHIBIT "A-1"	1
	EXHIBIT "B"	1
	EXHIBIT "C"	1
	EXHIBIT "D"	1
	EXHIBIT "E"	1

i

OFFICE SUITE LEASE

    THIS LEASE is made this September 19, 2000 by and between RCN 2000 LLC, a Colorado limited liability company (hereinafter called "Landlord") and LionInc.Com, a Washington corporation (hereinafter called "Tenant").

1.
TEST PREMISES

    In consideration of the payment of rent and performance of the covenants and agreements by Tenant, as hereinafter set forth, Landlord hereby leases to Tenant those certain premises designated on the plan attached hereto as Exhibit A and incorporated herein by this reference (the "Premises"), consisting of a total of approximately 4,589 rentable square feet of space and known as Suite 350 in the building located at 2000 S. Colorado Boulevard, Denver, Colorado 80222 presently known as the Annex Building, located on the real property more particularly described on Exhibit B attached hereto and incorporated herein by this reference (the "Real Property") together with a non-exclusive right, subject to the provisions hereof, to use all appurtenances thereto, including, but not limited to, any common areas or other areas of the Real Property designated by the Landlord for the exclusive or non-exclusive use of the tenants of the Building. The Building, Real Property, common areas and other appurtenances may hereinafter be referred to as the "Building" or the "Building Complex". This Lease is subject to the terms, covenants and conditions set forth herein and Tenant and Landlord each covenant as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions to be kept and performed by them.

2.
TERM

    A.  The term of this Lease shall be for Forty-eight (48) months (the "Primary Lease Term") commencing at 12:01 a.m. on November 1, 2000 (the "Commencement Date") and terminating at 11:59 p.m. on October 31, 2004 (the "Termination Date"), unless sooner terminated pursuant to the terms hereof. In the event the Premises are not "Ready for Occupancy" as such Term is defined below, the Commencement Date shall mean and refer to the date the Premises are Ready for Occupancy. The Primary Lease Term as it may be extended shall be referred to herein as the "Term".

    B.  Other than as set forth in a work letter attached hereto and incorporated herein as Exhibit C (the "Work Letter"), Landlord shall have no obligation for completion or remodeling of the Premises and Tenant shall accept the Premises in its "AS IS" condition on the date Landlord delivers possession to the Tenant. If Landlord has agreed to complete the work in the Premises, such work shall be set forth in the Work Letter. If the Premises are not Ready for Occupancy (as hereafter defined) on the Commencement Date, unless such delay is caused by Tenant, its agents or employees, the rental obligations hereunder shall not commence until the Premises are Ready for Occupancy, provided, however, other than the payment of Rent, this Lease and all covenants, conditions and terms hereof shall be in full force and effect. The postponement of the Tenant's obligation to pay Rent and other sums herein provided for such period shall be in full settlement for all claims which Tenant might otherwise have by reason of the Premises not being Ready for Occupancy on the Commencement Date. If Landlord is delayed in delivering the Premises to Tenant because the same are not Ready for Occupancy or due to the failure of a prior occupant to vacate the same, then the Rent and commencement of the Term shall be postponed as hereinabove set forth, and such postponement shall be in full settlement of all claims which Tenant may otherwise have by reason of the delay of delivery. "Ready for Occupancy" as used herein shall mean the date that Landlord shall have substantially completed any remodeling work to be performed by Landlord to the extent set forth in the Work Letter. The certificate of Landlord's representative in charge of supervising the completion or remodeling of the Premises shall control conclusively the date upon which the Premises are Ready for Occupancy. If Landlord has agreed to perform work in the Premises, Landlord shall provide Tenant with notice that the Premises are Ready for Occupancy.

    C.  If, as a result of the postponement or acceleration of the Commencement Date, the Term would begin other than on the first day of a calendar month, the Commencement Date shall be delayed until the first day of the next calendar month and the Primary Lease Term shall be calculated from such date. Tenant shall pay proportionate Rent at the same monthly rate set forth herein (also in advance) for such partial month.

    D.  "Lease Year" as used in this Lease shall mean each twelve (12) month period beginning with the Commencement Date, or any anniversary thereof and ending on the preceding day one (1) year later.

    E.  Taking possession of the Premises by Tenant shall be conclusive evidence as against Tenant that the Premises were in the condition agreed upon between Landlord and Tenant, and acknowledgment of satisfactory completion of the work which Landlord has agreed in writing to perform, if any, except as otherwise set forth in this Lease and except as may be reflected in any written agreement to the contrary (i.e. a punchlist), signed by both Landlord and Tenant.

3.
RENT

    Tenant shall pay to Landlord, rent for the Premises ("Base Rent") as follows:

Rent Period	Monthly Base Rent
November 1, 2000 through October 31, 2001	$7,265.92
November 1, 2001 through October 31, 2002	$7,552.73
November 1, 2002 through October 31, 2003	$7,839.54
November 1, 2003 through October 31, 2004	$8,126.35

    All installments of Base Rent shall be payable in advance, on the first (1st) day of each calendar month during the Term hereof. Rent for any period less than a full calendar month shall be prorated based upon the number of days during said month that the Lease Term was in effect. One monthly installment of Base Rent shall be due and payable on the date of execution of this Lease by Tenant. All Base Rent shall be paid without notice, demand, deduction or offset, at the office of Landlord or to such other person or at such other place as Landlord may designate in writing. Tenant shall pay to Landlord as "Additional Rent" all other sums due under this Lease. Base Rent and Additional Rent may be referred to herein as "Rent".

4.
SECURITY DEPOSIT

    It is agreed that Tenant, concurrently with the execution of this Lease, has deposited with Landlord, and will keep on deposit at all times during the Term hereof, the sum of Eight Thousand Two Hundred and no/100 Dollars ($8,200.00), the receipt of which is hereby acknowledged, as security for the payment by Tenant of the Rent and all other sums herein agreed to be paid and for the faithful performance of all the terms, conditions and covenants of this Lease. If, at any time during the Term hereof, Tenant shall be in default in the performance of any provisions of this Lease, Landlord shall have the right, but shall not be obligated, to use said deposit, or so much thereof as necessary, in payment of any Rent in default, reimbursement of any expense incurred by Landlord, and in payment of any damages incurred by the Landlord by reason of Tenant's default. In such event, Tenant shall, on written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said deposit to its original amount. In the event said deposit has not been utilized as aforesaid, said deposit, or as much thereof as has not been utilized for such purposes, shall be refunded to Tenant, without interest, within sixty (60) days after the termination of this Lease upon full performance of this Lease by Tenant and vacation of the Premises by Tenant. Landlord shall have the right to commingle said deposit with other funds of Landlord. Landlord may deliver the funds deposited herein by Tenant to any purchaser of Landlord's interest in the Premises in the event such interest is sold, and thereupon Landlord shall be discharged from further liability with respect to such deposit. If the claims of

Landlord exceed the amount of said deposit, Tenant shall remain liable for the balance of such claims. At Landlord's election, Landlord may have the Security Deposit held by Landlord's manager in a separate security deposit trust, trustee or escrow account established and maintained by such manager with respect to certain security deposits of tenants within the Building. Unless Tenant is so notified (i) Landlord will hold the Security Deposit and be responsible for its return; and (ii) Tenant may request return of the Security Deposit by giving Landlord written notice in accordance with the provisions of the Lease and Landlord's manager, if any, agrees that in the event of a dispute of the ownership of the Security Deposit, the manager will not wrongfully withhold Landlord's true name and current mailing address from Tenant. In the event such interest be sold, and thereupon, Landlord shall be discharged from further liability with respect to such Security Deposit. If the claims of Landlord exceed said Security Deposit, Tenant shall remain liable for the balance of such claims.

5.
ADDITIONAL RENT

    A.  The following terms shall have the following meanings with respect to the provisions of this Paragraph 5:

      1)  "Building Rentable Area" shall mean approximately 60,814 square feet, which is all the rentable space available for lease in the Building. If there is a significant change in the aggregate Building Rentable Area, of a permanent nature, as a result of an addition to the Building, partial destruction thereof or similar circumstance, Landlord's space planner or architect shall determine and make an appropriate adjustment to the provisions herein. Unless otherwise provided herein, any statement of square footage set forth in this Lease or that may have been used in calculating Rent and/or Tenant's Pro Rata Share of Operating Expenses is an approximation which Landlord and Tenant agree is reasonable, and the Rent and Tenant's Pro Rata Share based thereon is not subject to revisions during the Primary Lease Term whether or not the actual square footage is more or less.

      2)  "Tenant's Pro Rata Share" shall mean a fraction, the numerator of which is the rentable area of the Premises (i.e. approximately 4,589 square feet) and the denominator of which is the Building Rentable Area, and is equal to 7.55%.

      3)  "Operating Expenses" shall mean:

        (a) All operating expenses of any kind or nature, which are necessary, ordinary or customarily incurred with respect to the operation and maintenance of the Building as determined by Landlord and shall include, but not be limited to:

          (i)  Costs of supplies, including but not limited to the cost of "relamping" all standard Building lighting as the same may be required from time to time.

          (ii) Costs incurred in connection with obtaining and providing energy for the Building, including but not limited to costs of propane, butane, natural gas, steam, electricity, solar energy and fuel oils, coal or any other energy sources as well as costs for heating, ventilation, and air conditioning services ("HVAC").

          (iii) Costs of water and sanitary and storm drainage services.

          (iv) Costs of janitorial and security services, if any.

          (v) Costs of general maintenance and repairs, including costs under HVAC and other mechanical maintenance contracts; and repairs and replacements of equipment used in connection with the maintenance and repair work.

          (vi) Costs of maintenance and replacement of landscaping and sprinkler systems; seasonal/holiday decorations; and costs of supplies, maintenance, repair, striping and repaving of parking areas, common areas, plazas and other areas of the Building, including trash and snow removal.

          (vii) Insurance premiums, including fire and all-risk and special form coverage, together with loss of rent endorsement; the part of any claim required to be paid under the deductible portion of any insurance policy carried by Landlord in connection with the Building; commercial liability insurance; and any other insurance carried by Landlord on the Building or any component parts thereof.

          (viii)Labor costs, including wages and other payments, costs to Landlord of workmen's compensation and disability insurance, payroll taxes, welfare fringe benefits and all legal fees and other costs or expenses incurred in resolving any labor disputes.

          (ix) Professional building management fees in an amount comparable to that charged for comparable buildings in comparable projects in the Denver metropolitan area.

          (x) Legal, accounting, inspection and other consultation fees (including, without limitation, fees charged by consultants retained by Landlord for services that are designed to produce a reduction in Operating Expenses or reasonably to improve the operation, maintenance or state of repair of the Building) incurred for the normal prudent operation of the Building.

          (xi) The costs of capital improvements and structural repairs and replacements made in or to the Building or the cost of any machinery or equipment installed in the Building in order to conform to changes, in any applicable laws, ordinances, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction over the Building (herein, "Required Capital Improvement"); the costs of any capital improvements and structural repairs and replacements designed primarily to reduce Operating Expenses (herein, "Cost Savings Improvements"); and a reasonable annual reserve of not less than twenty-five cents ($.25) per rentable square foot nor more than fifty-five cents ($.55) per rentable square foot for all other capital improvements and structural repairs and replacements reasonably necessary to permit Landlord to maintain the Buildings as an office building. The expenditures for Required Capital Improvements and Cost Savings Improvements shall be amortized at a market rate of return over the useful life of such capital improvement or structural repair or replacement (as reasonably determined by Landlord).

          (xii) All real and personal property taxes and assessments levied against the Building by any governmental or quasi-governmental authority, including any taxes, assessments, surcharges, or service or other fees of a nature not presently in effect which shall hereafter be levied on the Building as a result of the use, ownership or operation of the Building or for any other reason, whether in lieu of or in addition to any current real estate taxes and assessments; provided, however, that any taxes which shall be levied on the rentals of the Building shall be determined as if the Building were Landlord's only property and provided further, that in no event shall the term "taxes and assessments", as used herein, include any federal, state or local income taxes levied or assessed on Landlord, unless such taxes are a specific substitute for real property taxes. Such term shall, however, include gross taxes on rentals and expenses incurred by Landlord for tax consultants and in contesting the amount or validity of any such taxes or assessments. "Assessments" shall include any and all so-called special assessments, license taxes, business license fees, business license taxes, commercial rental taxes, levies, charges or taxes imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, water, drainage or other improvement or special district thereof, against the Premises, the Building, or against any legal or equitable interest of Landlord therein (all of the foregoing taxes and assessments are collectively referred to herein as "Taxes");

    Tenant shall be liable for and shall pay at least ten (10) days before delinquency and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any liability in connection with, all taxes levied against any personal property, fixtures, machinery, equipment, apparatus, systems and appurtenances placed by or on behalf of Tenant in or about or utilized by Tenant in, upon or in connection with the Premises. Tenant shall pay to Landlord, as Additional Rent, any excise, sales, privilege or other tax, assessment or other charge (other than income or franchise taxes) imposed, assessed or levied by any governmental or quasi-governmental authority or agency upon Landlord on account of this Lease, the Rent or other payments made by Tenant hereunder, any other benefit received by Landlord hereunder, Landlord's business as a lessor hereunder, or other in respect of or as a result of the agreement or relationship of Landlord and Tenant hereunder.

      4)  If Landlord selects an accrual accounting basis for calculating Operating Expenses, Operating Expenses shall be deemed to have been paid when such expenses have accrued in accordance with generally accepted accounting principles.

      5)  Operating Expenses shall expressly exclude Landlord's income taxes; leasing commissions, advertising and promotional expenses; interest on debt or amortization payments on any mortgages or deeds of trust; costs of repairs or other work occasioned by fire, windstorm or other casualty to the extent of insurance proceeds received; and depreciation on the Building.

        (b) It is hereby agreed that Tenant shall pay to Landlord as Additional Rent during each calendar year during the Term hereof Tenant's Pro Rata Share of Operating Expenses in excess of the Base Year Operating Expenses. The Base Year Operating Expenses as used herein shall mean the actual Operating Expenses for the Building for the calendar year 2000. An estimated amount of such Operating Expenses excess shall be payable monthly on the same date and at the same place Base Rent is payable, with an adjustment to be made between the parties at a later date as hereinafter provided.

          (i)  Landlord shall deliver to Tenant, as soon as practicable following the end of any calendar year of the Lease Term, an estimate of the increases, if any, in Operating Expenses in excess of the Base Year for the new calendar year (the "Budget Sheet"). Until receipt of the Budget Sheet, Tenant shall continue to pay its monthly Tenant's Pro Rata Share of increases, if any, in Operating Expenses based upon the estimate for the preceding calendar year. To the extent that the Budget Sheet reflects an estimate of Tenant's Pro Rata Share of increases in Operating Expenses for the new calendar year greater than the amount actually paid to the date of receipt of the Budget Sheet for the new calendar year, Tenant shall pay such additional amount for each month of the new calendar year elapsed before receipt of such Budget Sheet to Landlord within thirty (30) days after receipt of the Budget Sheet. Upon receipt of the Budget Sheet, Tenant shall thereafter pay the amount of its monthly Tenant's Pro Rata Share of increases, if any, in Operating Expenses as set forth in the Budget Sheet. As soon as practicable following the end of any calendar year, usually by May 1st, Landlord shall submit to Tenant a statement in reasonable detail describing the computations of the Operating Expenses, setting forth the exact amount of Tenant's Pro Rata Share of increases, if any, in Operating Expenses for the calendar year just completed (the "Statement"), and the difference, if any, between the actual Tenant's Pro Rata Share of increases in Operating Expenses for the calendar year just completed and the estimated amount of Tenant's Pro Rata Share of increases in Operating Expenses paid by Tenant to Landlord. Notwithstanding the foregoing, Landlord's failure to deliver the Statement to Tenant on or before May 1st, shall in no way serve as a waiver of Landlord's rights under this

      Paragraph. To the extent that the actual Tenant's Pro Rata Share of increases in Operating Expenses for the period covered by the Statement is higher than the estimated Tenant's Pro Rata Share of increases in Operating Expenses which Tenant previously paid during the calendar year just completed, Tenant shall pay to Landlord such balance within thirty (30) days following receipt of the Statement from Landlord. To the extent that the actual Tenant's Pro Rata Share of increases, if any, in Operating Expenses for the period covered by the Statement is less than the estimated Tenant's Pro Rata Share of increases, if any, in Operating Expenses which Tenant previously paid during the calendar year just completed, Landlord shall credit the excess against any sums then owing or next becoming due from Tenant under the Lease.

        (c) If the Lease Term hereunder covers a period of less than a full calendar year during the first or last calendar years of the Term hereof, Tenant's Pro Rata Share of increases in Operating Expenses for such partial year shall be adjusted accordingly to reflect the number of months in such year during which Tenant leased the Premises.

        (d) After written notice to Landlord, Tenant shall have the right at its own expense and at a reasonable time during Landlord's regular business hours within thirty (30) days after receipt of the Statement to engage a certified public accountant ("Tenant's Accountant") to audit Landlord's books relevant to the disputed amount of Landlord's Statement of Operating Expenses under this Paragraph 5. In the event Tenant does not audit Landlord's books and deliver the results thereof to Landlord within said 30-day period, the terms and amounts set forth in the Statement shall be deemed conclusive and final. In the event Tenant's examination reveals that an error has been made in Landlord's determination of Tenant's Pro Rata Share of increases in Operating Expenses and Landlord agrees with such determination, then the amount of such adjustment shall be payable by Landlord or Tenant, to the other party as the case may be. In the event Tenant's examination reveals an error has been made in Landlord's determination of Tenant's Pro Rata Share of increases in Operating Expenses, and Landlord disagrees with the results thereof, Landlord's accountant and Tenant's Accountant shall endeavor to agree on the matter. In the event Landlord's accountant and Tenant's Accountant are unable to reconcile their audits within thirty (30) days after Tenant's audit, both accountants shall mutually agree upon a third accountant, whose determination of Tenant's Pro Rata Share of increases in Operating Expenses shall be conclusive. In the event the amount of error by Landlord is determined to be ten percent (10%) or more of the total Operating Expenses set forth in Landlord's Statement, the reasonable costs of the additional two audits (excluding any charges billed on a contingency fee basis) made pursuant to this subparagraph shall be paid by Landlord. In the event the amount of error by Landlord is determined to be less than ten percent (10%) of the total Operating Expenses set forth in Landlord's Statement, the reasonable costs of the two audits made pursuant to this subparagraph shall be paid by Tenant.

        (e) Landlord's failure during the Lease Term to prepare and deliver any Statements or Budget Sheet, or Landlord's failure to make a demand under this Paragraph or under any other provision of this Lease shall not in any way be deemed to be a waiver of, or cause Landlord to forfeit or surrender its rights to collect any items of Additional Rent which may have become due pursuant to this Paragraph during the Term of this Lease. Tenant's liability for all Additional Rent due under this Paragraph 5 shall survive the expiration or earlier termination of this Lease.

        (f)  Notwithstanding anything contained herein to the contrary, if any lease entered into by Landlord with any tenant in the Building provides for a separate basis of computation for any Operating Expense with respect to its leased premises, then, to the extent that Landlord determines that an adjustment should be made in making the computations herein provided for, Landlord shall be permitted to modify the computation of Base Operating Expenses, Rentable Area, and Operating Expenses for a particular calendar year, in order to eliminate or otherwise modify any such expenses which are paid for in whole or in part by such tenant. Furthermore, in making any computations contemplated hereby, Landlord shall also be permitted to make such adjustments and modifications to the provisions of this Paragraph 5 as may be reasonably necessary to achieve the intention of the parties hereto.

        (g) In the event the Building Rentable Area is not fully occupied during any particular calendar year, Landlord shall adjust those Operating Expenses which are affected by the occupancy rates for the particular calendar year, or portion thereof, as the case may be, to reflect an occupancy of not less than ninety-five percent (95%) of all such Building Rentable Area.

6.
CHARACTER OF OCCUPANCY

    A.  The Premises are to be occupied for general office and administrative uses, and for no other purpose without the prior written consent of Landlord.

    B.  Tenant shall not suffer nor permit the Premises nor any part thereof to be used in any manner, nor anything to be done therein, nor suffer or permit anything to be brought into or kept therein, which would in any way (i) make void or voidable any fire or liability insurance policy then in force with respect to the Building, (ii) make unobtainable from reputable insurance companies authorized to do business in Colorado any fire insurance with extended coverage, or liability, boiler or other insurance required to be furnished by Landlord under the terms of any lease or mortgage to which this Lease is subordinate at standard rates, (iii) cause or in Landlord's reasonable opinion be likely to cause physical damage to the Building or any part thereof, (iv) constitute a public or private nuisance, (v) impair, in the opinion of Landlord, the appearance, character or reputation of the Building, (vi) discharge objectionable fumes, vapors or odors into the air conditioning system or into any flues or vents not designed to receive them or otherwise in such manner as may unreasonably offend other occupants of the Building, (vii) impair or interfere with any of the Building services or impair or interfere with or tend to impair or interfere with the use of any of the other areas of the Building by, or occasion discomfort, or annoyance to Landlord or any of the other tenants or occupants of the Building, any such impairment or interference to be based upon the judgment of Landlord, (viii) violate any permit, certificate of occupancy, statute, ordinance or other requirement of law applicable to the Building or the Premise, or (ix) commit or permit to be committed physical damage, abuse or destructive use of the Premises.

    C.  Tenant, at its sole cost, shall comply with all laws, orders, statutes, ordinances or governmental rules or regulations of federal, state, county, municipal authorities, quasi-governmental, and utility providers now in force or which may hereafter be enacted or promulgated (the "Applicable Laws"), which impose a duty on Landlord or Tenant with respect to the Premises, or the use or occupation thereof. Notwithstanding the foregoing and subject to reimbursement as set forth in Paragraph 5 above, Landlord will be responsible for compliance of the Common Areas of the Building with Applicable Laws, including, the Americans With Disabilities Act; provided, however, Landlord shall have no obligation for compliance if such compliance is a result of Tenant's use or occupancy of its Premises.

7.
SERVICES AND UTILITIES

    A.  Subject to the provisions of subparagraph B below, Landlord agrees, and in accordance with standards from time to time prevailing for comparable buildings in the Denver metropolitan area, to furnish to the Building in which the Premises are located: (i) electric current to the Premises for electricity service for lighting and light office machines to the extent of Tenant's Standard Electrical Capacity ("Tenant's Standard Electrical Capacity" as used herein shall mean and refer to electrical usage for standard lighting and ordinary office usage including desktop office machines based upon a total of five (5) watts per rentable square foot of the Premises); (ii) to furnish running water at those points of supply for general use of tenants of the Building; (iii) to furnish during Ordinary Business Hours (as described on Exhibit D hereto), such heated or cooled air to the Premises and Common Areas as may, in the judgment of Landlord, be reasonably required for the comfortable use and occupancy of the Premises and/or Building, provided that the recommendation of Landlord's engineer regarding occupancy and use of the Premises are complied with by Tenant and, with respect to cooled air, provided the same is used only for standard office use; (iv) passenger elevators (at least one elevator shall be available at all times, except in the case of emergencies or repair); (v) to provide janitorial services for the Premises (including such window washing of the outside or exterior windows as may, in the judgment of Landlord, be reasonably required), such janitorial services shall be provided after Ordinary Business Hours on Monday through Friday only, except Legal Holidays; (vi) snow and ice removal for parking areas and building entries to the Building as may, in the judgment of Landlord, be reasonably required for safe access to the Building, and Common Areas. Landlord's cost of providing all of the foregoing services shall be expenses included within the term Operating Expenses as used in Paragraph 5 of this Lease. If, at the request of Tenant, Landlord furnishes Tenant with services or utilities beyond those described above in this subparagraph A, Tenant shall pay Landlord as Additional Rent for such additional services, at charges established by Landlord from time to time, within ten days after receipt of a statement from Landlord for such services. Landlord shall have full authority and control over all Building systems.

    B.  Tenant agrees that Landlord shall not be liable for failure to supply any required services during any period when Landlord uses reasonable diligence to supply such services or during any period Landlord is required to reduce or curtail such services pursuant to any applicable laws, rules or regulations or at any time as it may be necessary by reason of accident, repairs, alterations, improvements, acts of God, or any other happening beyond control of Landlord.

    C.  "Legal Holidays" as used herein shall mean national holidays on which the U.S. Postal Service is closed.

    D.  Landlord shall have the right at any time and from time to time during the Lease Term to contract for utility services from any company providing such services as Landlord may select in its sole opinion. Such selection right includes the right to control or limit access to any companies providing electricity service, telephone service or any other service utilized by the Building systems. Additionally, Landlord shall have sole control of the central service points from which Tenant's electrical or telecommunication services, including computers, are to be attached. Tenant shall be solely responsible for the costs of all such connections related to Tenant's telephone or telecommunication services.

8.
QUIET ENJOYMENT

    Subject to the provisions of this Lease, Landlord covenants that Tenant on paying the Rent and performing the covenants of this Lease on its part to be performed shall and may peacefully and quietly have, hold and enjoy the Premises for the Term of this Lease. Landlord shall not be responsible for the acts or omissions of any other tenant or third party which may interfere with Tenant's use and enjoyment of the Premises. In the event of any transfer or transfers of Landlord's interest in the Premises or in the Real Property of which the Premises are a part, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer.

9.
MAINTENANCE AND REPAIRS

    A.  Subject to reimbursement in Paragraph 5 above, Landlord shall (i) make repairs to HVAC, mechanical, life safety and electrical systems in the Premises to the extent such systems are Building Standard as are deemed necessary by Landlord for normal maintenance operations of the Building; and (ii) provide upkeep, maintenance and repairs to all Common Areas. Except as provided in this paragraph, or otherwise expressly required in this Lease, Landlord is not required to make improvements or repairs to the Premises during the Term. The term "Building Standard" as used in this Lease shall mean those Tenant finish items prestocked or in place in the Premises which Landlord normally provides to Tenant (as examples, ceiling grid, sprinklers, HVAC and similar items).

    B.  Tenant, at Tenant's sole cost and expense, shall maintain the Premises, in good order, condition and repair reasonable wear and tear excepted including the interior surfaces of the ceilings, interior walls and floors, all doors, door closure devices, door frames and locks, plumbing systems and any non-Building Standard electrical systems or fixtures and/or improvements.

10.
ALTERATIONS AND ADDITIONS BY TENANT

    A.  Tenant shall make no alterations, additions or improvements to the Premises or any part thereof without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned. Landlord may impose as a condition to the consent such requirements as Landlord may deem necessary in its sole discretion including, without limitation, the manner in which the work is done, a right of approval of the contractors by whom the work is to be performed, and the time that it is performed. Such alterations, additions or improvements shall be performed in compliance with all applicable laws and requirements of public authorities, and shall be performed in a good and workmanlike manner using new materials and equipment at least equal in quality to the original installation in the Premises. If Landlord authorizes persons requested by Tenant to perform work in the Premises, prior to commencement of any such work, Tenant shall deliver to Landlord certificates issued by insurance companies qualified to do business in the State of Colorado evidencing that all contractors and subcontractors engaged by Tenant to perform such work have in full force and effect workers' compensation, public liability insurance and property damage insurance all in amounts, with companies and in form satisfactory to Landlord. All such policies, excluding workers' compensation, shall name Landlord and Landlord's lender as an additional named insured. Alterations, additions and improvements shall be performed in a manner that will not unreasonably interfere, delay or impose any additional expense upon Landlord in the maintenance or operation of the Building or upon other tenant's use of their premises. Tenant shall comply with all requirements of Landlord's insurance carriers and shall obtain all necessary governmental permits and certificates required for any such work.

    B.  All alterations, improvements and additions to the Premises, including, by way of illustration but not by limitation, all counters, screens, grilles, special cabinetry work, partitions, paneling, carpeting, drapes or other window coverings and light fixtures, shall be deemed a part of the real estate and the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof without molestation, disturbance or injury at the end of the Lease Term, whether by lapse of time or otherwise, unless Landlord, by notice given to Tenant no later than fifteen (15) days prior to the end of the Lease Term, shall elect to have Tenant remove all or any of such alterations, improvements or additions (excluding non-movable office walls), and in such event, Tenant shall promptly remove, at its sole cost and expense, such alterations, improvements and additions and restore the Premises to the condition in which the Premises were prior to the making of the same, reasonable wear and tear excepted. All movable partitions, machines and equipment which are installed in the Premises by or for Tenant, without expense to Landlord, that can be removed without structural damage to or defacement of the Building or the Premises, and all furniture, furnishings and other articles of personal property owned by Tenant and located in the Premises (all of which are herein called "Tenant's Property") shall be and remain the property of Tenant. If any of Tenant's Property is removed, however, Tenant shall repair or pay the cost of repairing any damage to the Building or the Premises resulting from such removal.

11.
ENTRY BY LANDLORD

    A.  Landlord and its agents shall have the right to enter the Premises at all reasonable times for the purpose of examining or inspecting the same, to supply any services to be provided by Landlord hereunder, to show the same to prospective purchasers and prospective tenants of the Building, and to make such alterations, repairs, improvements or additions to the Premises or to the Building as Landlord may deem necessary or desirable. Landlord and its agent may enter the Premises at all times for the purpose of responding to an actual or apparent emergency. Landlord shall retain a master key to the Premises. Any such entry shall not constitute an eviction or entitle Tenant to abatement of Rent.

    B.  Tenant shall be entitled to two (2) sets of keys to the Premises. In the event Tenant needs any additional keys, such keys must be requested from Landlord. Tenant shall pay to Landlord the actual cost of making such additional keys.

12.
MECHANIC'S LIENS

    Tenant shall pay or cause to be paid all costs for work done by or on behalf of Tenant or caused to be done by or on behalf of Tenant on the Premises of a character which will or may result in liens against Landlord's interest in the Premises or Building and Tenant will keep the Premises and Building free and clear of all mechanic's liens and other liens on account of work done for or on behalf of Tenant or persons claiming under Tenant. Tenant agrees to indemnify, defend and save Landlord and Landlord's lender harmless of and from all liability, loss, damage, costs or expenses, including attorneys' fees on account of any claims of any nature whatsoever including claims or liens of laborers or material men or others for work performed for or materials or supplies furnished to Tenant or persons claiming under Tenant. Tenant shall give Landlord at least ten (10) days written notice of the expected date of commencement of any work relating to alterations in the Premises to allow Landlord an opportunity to post the Premises with a notice of non-liability. If Tenant desires to contest any claim of lien, Tenant shall furnish to Landlord adequate security of at least one hundred and fifty percent (150%) of the amount of the claim plus estimated costs and interest, or, at Tenant's option, file a bond with the appropriate court and obtain a release of the lien pursuant to Colorado law. If Tenant shall fail to pay any charge for which such a lien or suit to foreclose such a lien has been recorded or filed and shall not have caused the lien to be released as aforesaid, Landlord may (but without being required to do so) pay such lien or claim and any costs associated therewith, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due from Tenant to Landlord as Additional Rent.

13.
DAMAGE TO PROPERTY, INJURY TO PERSONS

    A.  Tenant, as a material part of the consideration to be rendered to Landlord under this Lease, hereby waives all claims of liability that Tenant or Tenant's legal representatives, successors or assigns may have against Landlord, and Tenant hereby indemnifies and agrees to hold Landlord harmless from any and all claims of liability for any injury or damage to any person or property whatsoever: (1) occurring in, on or about the Premises or any part thereof; and (2) occurring in, on or about the Building, when such injury or damage is caused in part or in whole by the act, neglect, fault or omission of Tenant, its agents, contractors or employees or where such injuries are the result of the violation of the provisions of this Lease by any of such persons. Tenant further agrees to indemnify and to hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors or employees. Such indemnities shall include by way of example, but not limitation, all costs, reasonable attorneys' fees, expenses and liabilities incurred in or about any such claim, action or proceeding.

    B.  Landlord shall not be liable to Tenant for any damage by or from any act or negligence of any co-tenant or other occupant of the Building, or by any owner or occupant of adjoining or contiguous property. Landlord shall not be liable for any injury or damage to persons or property resulting in whole or in part from the criminal activities of others. To the extent not covered by a "special form" insurance policy, Tenant agrees to pay for all damage to the Building, as well as all damage to persons or property of other tenants or occupants thereof, caused by the misuse, neglect, act, omission or negligence of Tenant, its agents or employees.

    C.  Neither Landlord nor its agents or employees shall be liable for any loss of or damage to property occurring by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place or resulting from dampness, or any other cause whatsoever; provided, however, nothing contained herein shall be construed to relieve Landlord from liability for any personal injury resulting from its negligence. The keeping or storing of all Tenant's property in the Premises or in the Building shall be at the sole risk of Tenant. Neither Landlord nor its agents or employees shall be liable for changes in or to exterior light or the view from the Premises, nor shall Landlord be liable to Tenant or its officers, employees, guests or invitees for any damages arising from any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in or about the Premises or the Building or of defects therein or in the fixtures or equipment located therein.

    D.  In case any claim, demand, action or proceeding is made or brought against Landlord, its agents or employees, by reason of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, its agents or employees, or which gives rise to Tenant's obligation to indemnify Landlord, Tenant shall be responsible for all costs and expenses, including but not limited to reasonable attorneys' fees incurred in defending or prosecution of the same, as applicable.

14.
INSURANCE

    A.  Subject to reimbursement as described in Paragraph 5 above, Landlord agrees to carry and maintain the following insurance during the Term of this Lease and any extension hereof: "special form" coverage and commercial general liability insurance against claims for personal injury, including death and property damage in or about the Premises and the Building to the extent of Building Standard tenant finish (excluding Tenant's Property), including loss of rental insurance on such terms and conditions, in such amounts and from such companies as Landlord deems appropriate from time to time.

    B.  Tenant shall procure and maintain at its own cost at all times during the term of this Lease and any extensions hereof, hazard, "special form" coverage on Tenant's property and the contents of the Premises, commercial general liability insurance, including coverage for bodily injury, property damage, personal injury (employee and contractual liability exclusions deleted), products and completed operations, contractual liability, owner's protective liability, host liquor legal liability and broad form property damage with the following limits of liability: One Million Dollars ($1,000,000.00) each occurrence combined single limit for bodily injury, property damage and personal injury; One Million Dollars ($1,000,000.00) aggregate for bodily injury and property damage for products and completed operations. All such insurance shall be procured from a company or companies with a Best's Key Rating of "A" or better authorized to do business in Colorado, and shall be otherwise satisfactory to Landlord. All such policies shall name Landlord as an additional insured, and shall provide that the same may not be canceled or altered except upon thirty (30) days prior written notice to Landlord. All insurance maintained by Tenant shall be primary to any insurance provided by Landlord. If Tenant obtains any general liability insurance policy on a claims-made basis, Tenant shall provide continuous liability coverage for claims arising during the entire Term of this Lease, regardless of when such claims are made, either by obtaining an endorsement providing for an unlimited extended reporting period in the event such policy is canceled or not renewed for any reason whatsoever or by obtaining new coverage with a retroactive date the same as or earlier than the expiration date of the canceled or expired policy. Tenant shall provide certificate(s) of such insurance to Landlord upon commencement of the Lease Term and at least thirty (30) days prior to any annual renewal date thereof and upon request from time to time and such certificate(s) shall disclose that such insurance names Landlord as an additional insured, in addition to the other requirements set forth herein. The limits of such insurance shall not, under any circumstances, limit the liability of Tenant hereunder.

    C.  Each party hereby releases the other party with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damage or destruction with respect to its property (including the Building, the Premises and rental value or business interruption) occurring during the Term of this Lease to the extent to which it is capable of being insured under a "special form" form insurance policy or policies whether carried or not. Each party shall apply to its insurer to obtain said waivers and obtain any special endorsements, if they are required by its insurer, to evidence compliance with the aforementioned waiver and shall bear the costs therefore, if any.

    D.  Any Building employee to whom property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord, the Building manager, if any, nor their respective agents shall be liable for any damage to the property of Tenant or others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise and Tenant shall indemnify Landlord of and from any loss or damages, costs or actions Landlord may suffer or incur as a result of such loss or damage to Property.

15.
DAMAGE OR DESTRUCTION TO BUILDING

    A.  In the event that the Premises or the Building are damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust covering the Building, the damage shall be repaired by and at the expense of Landlord to the extent of Building Standard tenant finish and Landlord's Work as defined in Exhibit C, if any, and to the extent such insurance proceeds available therefor, provided such repairs and restoration can, in Landlord's reasonable opinion, be made within one hundred eighty (180) days after the occurrence of such damage without the payment of overtime or other premiums. Until such repairs and restoration are completed, the Base Rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business, as may be reasonably determined by Landlord, (but there shall be no abatement of Base Rent by reason of any portion of the Premises being unusable for a period equal to one day or less). Landlord agrees to notify Tenant within sixty (60) days after such casualty if it estimates that it will be unable to repair and restore the Premises within said one hundred eighty (180) day period. Such notice shall set forth the approximate length of time Landlord estimates will be required to complete such repairs and restoration. Notwithstanding anything to the contrary contained herein, if Landlord estimates it cannot make such repairs and restoration within said one hundred eighty (180) day period, then Landlord or Tenant may, by written notice to the other, cancel this Lease, provided such notice is given to the other within fifteen (15) days after Landlord notifies Tenant of the estimated time for completion of such repairs and restoration. Notwithstanding the preceding sentence, Tenant may not cancel this Lease as hereinabove stated if the damage to the Premises or the Building is in whole or in part the result of the act, omission, fault or negligence of Tenant, its agents or contractors, employees. If the Lease is so canceled, Tenant shall pay Rent, properly apportioned up to the date of such casualty, this Lease shall terminate from the date of said written notice of cancellation and both parties hereto shall be released and discharged from all further obligations hereunder (except those obligations which expressly survive termination of the Lease Term). Except as provided in this Paragraph 15, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from the making of any such repairs, alterations or improvements in or to the Building, Premises or fixtures, appurtenances and equipment. Tenant understands that Landlord will not carry insurance of any kind on Tenant's Property, including furniture and furnishings, or on any fixtures or equipment removable by Tenant under the provisions of this Lease, or any improvement installed in the Premises by or on behalf of Tenant, and that Landlord shall not be obligated to repair any damage thereto or replace the same.

    B.  In case the Building throughout shall be so injured or damaged, whether by fire or otherwise (though the Premises may not be affected, or if affected, can be repaired within said one hundred eighty (180) days that Landlord, within sixty (60) days after the happening of such injury, shall decide not to reconstruct or rebuild the Building, then notwithstanding anything contained herein to the contrary, upon notice in writing to that effect given by Landlord to Tenant within said sixty (60) days, Tenant shall pay the Rent, properly apportioned up to date of such casualty, this Lease shall terminate from the date of delivery of said written notice, and both parties hereto shall be released and discharged from all further obligations hereunder (except those obligations which expressly survive termination of the Lease Term.). A total destruction of the Building shall automatically terminate this Lease.

16.
CONDEMNATION

    A.  If twenty-five percent (25%) or more of the Premises or so much thereof as to render the balance unusable by Tenant for the proper conduct of its business shall be taken under power of eminent domain or transferred under threat thereof, then this Lease, at the option of either Landlord or Tenant exercised by either party giving notice to the other of such election within thirty (30) days after such conveyance or taking possession, whichever is earlier, shall forthwith cease and terminate and the Rent shall be duly apportioned as of the date of such taking or conveyance. Tenant thereupon shall surrender the Premises and all interest therein to Landlord, and Landlord may reenter and take possession of the Premises. Landlord shall receive the entire award or consideration for the portion of the Building so taken and no award for any partial or entire taking shall be apportioned. Notwithstanding the foregoing, Tenant shall be entitled to seek, directly from the condemning authority, an award for its removable trade fixtures, equipment and personal property and relocation expenses, if any, to the extent Landlord's award is not diminished. In the event of a partial taking which does not result in a termination of this Lease, Base Rent shall be reduced in proportion to the reduction in the size of the Premises so taken and this Lease shall be modified accordingly. Promptly after obtaining knowledge thereof, Landlord or Tenant, as the case may be, shall notify the other of any pending or threatened condemnation or taking affecting the Premises or the Building.

    B.  If all or any portion of the Premises shall be condemned or taken for governmental occupancy for a limited period, this Lease shall not terminate and Landlord shall be entitled to receive the entire amount of any such award or payment thereof as damages, rent or otherwise. Tenant shall be entitled to receive an abatement of Base Rent in proportion to the reduction in the size of the Premises so taken.

17.
ASSIGNMENT AND SUBLETTING

    A.  Except as hereinafter specifically authorized, Tenant shall not assign this Lease or any interest therein, or sublet all or any part of the Premises, or permit any part of the Premises to be used or occupied by any persons other than Tenant and its employees, by operation of law or otherwise, nor shall Tenant permit any part of the Premises to be used or occupied by any licensee or concessionaire or permit any persons other than Tenant, its employees and invitees, to be upon the Premises.

    B.  Tenant shall not sublet any part of the Premises, nor assign this Lease or any interest therein without the written consent of the Landlord first being obtained, which said consent shall not be unreasonably withheld; provided that: (i) Tenant has complied with the provisions of subparagraph C below and Landlord has declined to exercise its rights thereunder; (ii) the proposed subtenant or assignee is engaged in a business and the Premises will be used in a manner which is in keeping with the then standards of the Building; (iii) the proposed subtenant or assignee is a responsible party of reasonable financial worth in light of the responsibilities involved and Tenant shall have provided

Landlord with evidence thereof; and (iv) Tenant is not in default hereunder at the time it makes its request for such consent. Any assignment of the Lease or subletting of the Premises by the Tenant, whether by consent of the Landlord or without the consent of the Landlord (which would be in breach of the Lease) shall not relieve Tenant of its obligations hereunder to Landlord, and Tenant shall be primarily liable to Landlord for the performance of Tenant's obligations hereunder, even after such subletting or assignment. In the event there is a default in the performance of the terms of the Lease after an assignment or subletting of the Premises to another party by Tenant, Landlord shall be entitled to collect all sums due to Landlord under the Lease from Tenant, assignee, subtenant, or occupant, or any one, combination of, or all of them, and to apply the net amount collected to the sums due hereinunder, and collect the remainder of the sums due and owing hereinunder from Tenant. No assignment, subletting, or occupancy of the Premises or consent thereto by Landlord shall be deemed a waiver of the Landlord's right to hold Tenant responsible for the complete performance by Tenant of the covenants on the part of Tenant contained herein. No collection of monies due from any assignee, subtenant, or occupant other than Tenant, shall be deemed a waiver of the Landlord's rights, to hold Tenant primarily responsible for the performance by Tenant of the covenants on the part of Tenant contained in the Lease, nor shall the same constitute a release of the Tenant from performance of the same. Consent by Landlord to an assignment or subletting shall not in anyway relieve or release Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting.

    C.  Notwithstanding anything contained above to the contrary, in the event Tenant requests Landlord's consent to sublet twenty-five percent (25%) or more the Premises or to assign twenty-five percent (25%) or more of its interest in this Lease, Landlord shall have a right to: (i) consent to such sublease or assignment in accordance with the criteria set forth herein; (ii) refuse to grant such consent in accordance with the criteria set forth herein; or (iii) refuse to grant such consent and terminate this Lease as to the portion of the Premises with respect to which such consent was requested; provided, however, if Landlord refuses to grant such consent and elects to terminate the Lease as to such portion of the Premises, Tenant shall have the right within fifteen (15) days after notice of Landlord's exercise of its right to terminate to withdraw Tenant's request for such consent and remain in possession of the Premises under the terms and conditions of this Lease. In the event the Lease is terminated as set forth herein, such termination shall be effective as of the date set forth in a written notice from Landlord to Tenant, which date shall in no event be more than thirty (30) days following such notice.

    D.  If in the event Tenant desires to sublease all or a portion of the Premises or to assign the Lease, in whole or in part, Tenant shall notify Landlord not less than thirty (30) days prior to the date Tenant desires to sublease such portion of the demised Premises or assign the Lease ("Tenant's Notice"). Tenant's Notice shall set forth the description of the portion of the Premises to be so sublet or assigned and the conditions on which Tenant desires to sublet the Premises or assign the Lease. Landlord shall have fifteen (15) days following receipt of Tenant's Notice within which to elect to terminate the Lease as described above or notify Tenant of Landlord's consent or denial of consent of such sublease or assignment.

    E.  If Tenant collects any Rent or other amounts from a subtenant or assignee in excess of the Base Rent and Tenant's Pro Rata Share of increases in Operating Expenses, Tenant shall pay the Landlord as and when Tenant receives the same, all such excess amounts received by Tenant less amounts actually paid by Tenant for improvements, brokers' fees, or advertising expenses related to procurement of a subtenant.

    F.  A sale by Tenant of all or substantially all of its assets or all or substantially all of its stock if Tenant is a publicly traded corporation, a merger of Tenant with another corporation, the transfer of twenty-five percent (25%) or more of the stock in a corporate tenant whose stock is not publicly traded, or a transfer of twenty-five percent (25%) or more of the beneficial ownership interest in a tenant which is a partnership or limited liability company, shall constitute an assignment hereunder.

    G.  All documents utilized by Tenant to evidence any subletting or assignment to which Landlord has consented shall be subject to prior approval by Landlord or its counsel. Tenant shall pay to Landlord all of Landlord's costs and expenses, including reasonable attorneys' fees incurred in determining whether or not to consent to any requested sublease or assignment and in reviewing any documentation related thereto, which amount shall not be less than Five Hundred Dollars ($500.00).

18.
ESTOPPEL CERTIFICATE

    Tenant further agrees at any time and from time to time on or before five (5) days after written request by Landlord, to execute, acknowledge and deliver to Landlord an estoppel certificate (attached hereto and made a part hereof as Exhibit E) certifying (to the extent it believes the same to be true) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), and such other matters as may be reasonably required by Landlord, Landlord's mortgagee, or any potential purchaser of the Building, it being intended that any such statement delivered pursuant to this Paragraph may be relied upon by any prospective purchaser of all or any portion of Landlord's interest herein, or a holder of any mortgage or deed of trust encumbering any portion of the Building. In the event that Tenant does not execute the statement required by this Paragraph, it shall be conclusive upon Tenant that: (i) this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) there are no uncured defaults in Landlord's performance; and (iii) no more than one (1) month's Rent has been paid in advance.

19.
DEFAULT

    A.  The following events (herein referred to as an "Event of Default") shall constitute a default by Tenant hereunder.

       1.  Tenant shall fail to pay when due any installment of Base Rent, Additional Rent or any other amounts payable hereunder;

       2.  This Lease or the estate of Tenant hereunder shall be transferred to or shall pass to or devolve upon any other person or party in violation of the provisions of this Lease, except as permitted herein;

       3.  This Lease or the Premises or any part thereof shall be taken upon execution or by other process of law directed against Tenant, or shall be taken upon or subject to any attachment at the instance of any creditor or claimant against Tenant, and said attachment shall not be discharged or disposed of within fifteen (15) days after the levy thereof;

       4.  Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or shall voluntarily take advantage of any such law or act by answer or otherwise, or shall be dissolved or shall make an assignment for the benefit of creditors;

       5.  Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant shall be instituted against Tenant, or a receiver or trustee shall be appointed of all or substantially all of the property of Tenant, and such proceedings shall not be dismissed or such receivership or trusteeship vacated within thirty (30) days after such institution or appointment;

       6.  Tenant shall abandon the Premises. Tenant shall be deemed to have vacated (but not abandoned) the Premises if Tenant has given Landlord prior written notice of intention to vacate and continues to pay all Rent and other charges due under the Lease, which vacation shall not in and of itself be a default hereunder. If Tenant does vacate with notice and continued payment or otherwise, Tenant's rights or options, if any, to extend the Term of the Lease shall be of no further force and effect;

       7.  Tenant shall fail to perform any of the other agreements, terms, covenants or conditions hereof on Tenant's part to be performed, and such nonperformance shall continue for a period of fifteen (15) days after notice thereof by Landlord to Tenant; provided, however, that if Tenant cannot reasonably cure such nonperformance within fifteen (15) days, Tenant shall not be in default if it commences cure within said fifteen (15) days and diligently pursues the same to completion, with completion occurring in all instances within sixty (60) days;

       8.  Tenant shall fail to obtain a release of any lien, as required herein;

       9.  A guarantor of this Lease, if any, or a general partner of Tenant (if Tenant is a general or limited partnership), becomes a debtor under any state or federal bankruptcy proceedings, or becomes subject to receivership or trusteeship proceedings, whether voluntary or involuntary; except in the case of a guarantor, Tenant shall not be in default if a substitute guarantor, with acceptable creditworthiness and financial abilities in light of the responsibilities of Tenant hereunder, and otherwise acceptable to Landlord, is provided to Landlord within fifteen (15) days; or

      10. All or any part of the personal property of Tenant is seized, subject to levy or attachment, or similarly repossessed or removed from the Premises.

    B.  Remedies of Landlord. If any one or more Event of Default shall happen, then Landlord shall have the right at Landlord's election, then or at any time thereafter, either:

      1.  (a)  Without demand or notice, to reenter and take possession of the Premises or any part thereof and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove the effects of both or either, without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of Rent or preceding breach of covenants or conditions. Should Landlord elect to reenter, as provided in this subparagraph 1., or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, from time to time, without terminating this Lease, re-let the Premises or any part thereof, either alone or in conjunction with other portions of the Building of which the Premises are a part, in Landlord's or Tenant's name but for the account of Tenant, for such Term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term of this Lease) and on such conditions and upon such other terms (which may include concessions of free Rent and alteration and repair of the Premises) as Landlord, in its absolute discretion, may determine and Landlord may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to re-let the Premises, or any part thereof, or for any failure to collect any Rent due upon such re-letting. No such reentry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such reentry and/or re-letting to exercise its right to terminate this Lease by giving Tenant such written notice, in which event the Lease will terminate as specified in said notice.

       (b)  If Landlord elects to take possession of the Premises as provided in this subparagraph 1. without terminating the Lease, Tenant shall pay to Landlord (i) the Rent and other sums as herein provided, which would be payable hereunder if such repossession had not occurred, less (ii) the net proceeds, if any, of any re-letting of the Premises after deducting all of Landlord's expenses incurred in connection with such re-letting, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, alteration, remodeling, and repair costs and expenses of preparation for such re-letting. If, in connection with any re-letting, the new lease term extends beyond the existing Term or the premises covered thereby include other premises not part of the Premises, a fair apportionment of the rent received from such re-letting and the expenses incurred in connection therewith, as provided aforesaid, will be made in determining the net proceeds received from such re-letting. In addition, in determining the net proceeds from such re-letting, any rent concessions will be apportioned over the term of the new lease. Tenant shall pay such amounts to Landlord monthly on the days on which the Rent and all other amounts owing hereunder would have been payable if possession had not been retaken and Landlord shall be entitled to receive the same from Tenant on each such day; or

      2.  To give Tenant written notice of intention to terminate this Lease on the date of such given notice or on any later date specified therein and, on the date specified in such notice, Tenant's right to possession of the Premises shall cease and the Lease shall thereupon be terminated, except as to Tenant's liability hereunder as hereinafter provided, as if the expiration of the Term fixed in such notice were the end of the Term herein originally demised. In the event this Lease is terminated pursuant to the provisions of this subparagraph 2., Tenant shall remain liable to Landlord for damages in an amount equal to the Rent and other sums which would have been owing by Tenant hereunder for the balance of the Term had this Lease not been terminated less the net proceeds, if any, of any re-letting of the Premises by Landlord subsequent to such termination, after deducting all Landlord's expenses in connection with such re-letting, including, but without limitation, the expenses enumerated above. Landlord shall be entitled to collect such damages from Tenant monthly on the days on which the Rent and other amounts would have been payable hereunder if this Lease had not been terminated and Landlord shall be entitled to receive the same from Tenant on each such day. Alternatively, at the option of Landlord, in the event this Lease is terminated, Landlord shall be entitled to recover forthwith against Tenant as damages for loss of the bargain and not as a penalty an amount equal to the worth at the time of termination of the excess, if any, of the amount of Rent reserved in this Lease for the balance of the Term hereof over the then Reasonable Rental Value of the Premises for the same period plus all amounts incurred by Landlord in order to obtain possession of the Premises and re-let the same, including attorneys' fees, re-letting expenses, alterations and repair costs, brokerage commissions and all other like amounts. It is agreed that the "Reasonable Rental Value" shall be the amount of rental which Landlord can reasonably expect to obtain as rent for the remaining balance of the Term.

    C.  Suit or suits for the recovery of the rents and other amounts and damages set forth hereinabove may be brought by Landlord, from time to time, at Landlord's election, and nothing herein shall be deemed to require Landlord to await the date whereon this Lease or the term hereof would have expired had there been no such default by Tenant or no such termination, as the case may be. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, including, but not limited to, suits for injunctive relief and specific performance. The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. All such rights and remedies shall be considered cumulative and non-exclusive. All costs incurred by Landlord in connection with collecting any Rent or other amounts and damages owing by Tenant pursuant to the provisions of this Lease, or to enforce any provision of this Lease, shall also be recoverable by Landlord from Tenant. Further, if an action is brought pursuant to the terms and provisions of the Lease, the prevailing party in such action shall be entitled to recover from the other party any and all reasonable attorneys' fees incurred by such prevailing party in connection with such action.

    D.  No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof and no acceptance of full or partial Rent during the continuance of any such breach shall constitute a waiver of any such breach or of such agreement, term, covenant, or condition. No agreement, term, covenant, or condition hereof to be performed or complied with by Tenant and no breach thereof shall be waived, altered, or modified, except by written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease but each and every agreement, term, covenant, and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. Notwithstanding any termination of this Lease, the same shall continue in force and effect as to any provisions which require observance or performance by Landlord or Tenant subsequent to such termination.

    E.  Any Rent or other amounts owing hereunder which are not paid within five (5) days after the date they are due shall thereafter bear interest at the rate of one and one-half percent (1 1/2%) per month (the "Default Rate") until paid. Further, in the event any Rent or other amounts owing hereunder are not paid within said five (5) days after the date they are due, Landlord and Tenant agree that Landlord will incur additional administrative expenses, the amount of which will be difficult if not impossible to determine. Accordingly, Tenant shall pay to Landlord an additional, one-time late charge for any such late payment in the amount of ten percent (10%) of such payment. Any amounts paid by Landlord to cure any defaults of Tenant hereunder, which Landlord shall have the right but not the obligation to do, shall, if not repaid by Tenant within five (5) days of demand by Landlord, thereafter bear interest at the Default Rate.

    F.  Tenant hereby waives (to the extent allowed by law) any and all rights to a trial by jury in suit or suits brought to enforce any provision of this Lease or arising out of or concerning the provisions of this Lease.

20.
HOLDING OVER

    Should Tenant, with Landlord's written consent, hold over after the termination of this Lease and continue to pay Rent, Tenant shall become a tenant from month to month only upon each and all of the terms herein provided as may be applicable to such month to month tenancy and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay monthly Rent equal to one hundred fifty percent (150%) of the last monthly Rent and the other monetary charges as provided herein. Such tenancy shall continue until terminated by Landlord or Tenant by giving at least ten (10) days written notice prior to the end of any calendar month, intended as the date of termination of such month to month tenancy. None of the terms in this paragraph or the fact that the Tenant is allowed to hold over shall be considered as an assurance to the Tenant that it may continue occupancy of the Premises after the expiration of the Term of this Lease, or as an extension of the Term of this Lease by the Landlord on any basis, nor as a waiver of any of the Landlord's rights to terminate this Lease and re-enter the Premises. Nothing contained herein shall be construed to give Tenant the right to holdover at any time, and Landlord may exercise any and all remedies at law or in equity to recover possession of the Premises, as well as damages incurred by Landlord due to Tenant's failure to vacate the Premises and deliver possession to Landlord as herein provided. Tenant shall reimburse Landlord and indemnify Landlord against all damages incurred by Landlord from any delay by Tenant in vacating the Premises.

21.
COMMON AREA

    Except as otherwise specifically provided herein, all access roads, courtyards, and other areas, facilities or improvements furnished by Landlord are for the general and non-exclusive use in common of all tenants of the Building, and those persons invited upon the land upon which the Building is situated (the "Common Area") and shall be subject to the exclusive control and management of Landlord, and Landlord shall have the right, without obligation to establish, modify and enforce such rules and regulations which the Landlord may deem reasonable and/or necessary.

22.
SURRENDER

    Upon the expiration or earlier termination of this Lease, Tenant shall promptly quit and surrender to Landlord the Premises broom clean, in good order and condition, ordinary wear and tear and loss by fire or other casualty excepted, and Tenant shall remove all of its movable furniture and other effects and such alterations, additions and improvements as Landlord shall require Tenant to remove pursuant to Paragraph 10 hereof. In the event Tenant fails to so vacate the Premises on a timely basis as required, Tenant shall be responsible to Landlord for all costs and damages, including, but not limited to, any amounts required to be paid to third parties who were to have occupied the Premises, incurred by Landlord as a result of such failure, plus interest thereon on all amounts not paid by Tenant within five (5) days of demand, until paid in full. Tenant's obligation hereunder shall survive the expiration or other termination of this Lease. All movable furniture and personal effects of Tenant not removed from the Premises upon the vacation or abandonment of the Premises or upon the termination of this Lease for any cause whatsoever shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant and without obligation to account therefor, and Tenant shall reimburse Landlord for all expenses incurred in connection with the disposition of such property.

23.
SUBORDINATION AND ATTORNMENT

    A.  This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respects to all present and future ground leases, overriding leases and underlying leases and/or grants of term of the real property and/or the Building now or hereafter existing and to all deeds of trust, mortgages and building loan agreements, including leasehold mortgages and building loan agreements, which may now or hereafter affect the Building. The provisions of this Paragraph shall be self-operative and no further instrument of subordination shall be required. However, in confirmation of such subordination, Tenant shall promptly execute and deliver to Landlord (or such other party so designated by Landlord) at Tenant's own cost and expense, within five (5) days after request from Landlord an instrument, in recordable form if required, that Landlord, the lessor of any such lease or the holder of any such deed of trust or mortgage or any of their respective successors in interest or assigns may request evidencing such subordination. In the event that Tenant does not execute such documents as may be required to confirm the subordination set forth in this Paragraph, Tenant shall be in default under the Lease without the necessity of further notice. The leases to which this Lease is, at the time referred to, subject and subordinate pursuant to this Paragraph are hereinafter sometimes called "superior leases" and the deeds of trust or mortgages to which this Lease is, at the time referred to, subject and subordinate are hereinafter sometimes called "superior deeds of trust" or "superior mortgages". The lessor of a superior lease or the beneficiary of a superior deed of trust or superior mortgage or their successors in interest or assigns are hereinafter sometimes collectively referred to as a "superior party". Notwithstanding the foregoing, upon Tenant's request, Landlord agrees to request such superior party grant to Tenant a non-disturbance agreement in the form then being used by such superior party for such purposes, providing that if such superior party succeeds to Landlord's intent in the Lease, Tenant shall be entitled to remain in possession of the Premises in accordance with the terms of this Lease for so long as Tenant shall not be in default of any term, condition or covenant of this Lease. Further, Tenant shall attorn to such superior party or to all successor owners of the Building whether or not such ownership is acquired as a result of a sale, through foreclosure of a deed of trust or mortgage, or otherwise and agrees to confirm such attornment in writing.

    B.  Tenant shall take no steps to terminate this Lease, without giving written notice to such superior party, and a reasonable opportunity to cure (without such superior party being obligated to cure), any default on the part of Landlord under this Lease.

    C.  If, in connection with the procurement, continuation or renewal of any financing for which the Building or of which the interest of the lessee therein under a superior lease represents collateral in whole or in part, a lender shall request reasonable modifications of this Lease as a condition of such financing, Tenant will not unreasonably withhold, condition or delay its consent thereto provided that such modifications do not increase the obligations of Tenant under this Lease or adversely affect any rights of Tenant or decrease the obligations of Landlord under this Lease.

24.
PAYMENTS AFTER TERMINATION

    No payments of money by Tenant to Landlord after the termination of this Lease, in any manner, or after giving of any notice (other than a demand for payment of money) by Landlord to Tenant, shall reinstate, continue or extend the Term of this Lease or affect any notice given to Tenant prior to the payment of such money, it being agreed that after the service of notice of the commencement of a suit or other final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums of Rent due, or any other sums of money due under the terms of this Lease or otherwise exercise its rights and remedies hereunder. The payment of such sums of money, whether as Rent or otherwise, shall not waive said notice or in any manner affect any pending suit or judgment theretofore obtained.

25.
AUTHORITIES FOR ACTION AND NOTICE

    A.  Except as otherwise provided herein, Landlord may, for any matter pertaining to this Lease, act by and through its designated property manager ("Property Manager") or any other person designated in writing from time to time.

    B.  All notices or demands required or permitted to be given to Landlord hereunder shall be in writing, and shall be deemed duly served when received, if hand delivered, or three (3) days after deposited in the United States mail, with proper postage prepaid, certified or registered, return receipt requested, addressed to Landlord in care of:

Fleisher-Smyth Company
1801 Broadway, Suite 1150
Denver, CO 80202
Attn: Clark Smyth

    All notices or demands required to be given to Tenant hereunder shall be in writing, and shall be deemed duly served when received, if hand delivered, or three (3) days after deposited in the United States mail, with proper postage prepaid, certified or registered, return receipt requested, addressed to Tenant at the Premises with a copy to:

LionInc.Com
2201 Wind Avenue SW, Suite 200
Renton, WA 98055

    Landlord shall have the right to designate in writing, served as above provided, a different address to which notice is to be provided. The foregoing shall in no event prohibit notice from being given as provided in Rule 4 of the Colorado Rules of Civil Procedure, as the same may be amended from time to time.

26.
LIABILITY OF LANDLORD

    Landlord's liability under this Lease shall be limited to Landlord's estate and interest in the Building (or to the proceeds thereof) and no other property or other assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use and occupancy of the Premises. Nothing contained in this Paragraph shall be construed to permit Tenant to offset against rents due a successor landlord, a judgment (or other judicial process) requiring the payment of money by reason of any default of a prior landlord, except as otherwise specifically set forth herein.

27.
BROKERAGE

    Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought this transaction other than Fleisher-Smyth Company acting as Landlord's agent and Robinson Commercial Services as Tenant's agent. Tenant agrees to indemnify and hold Landlord harmless from and against any claims, expense or liability (including costs of suit and reasonable attorneys' fees) by any broker, agent, or other person claiming a fee, commission or other compensation by virtue of having dealt with Tenant with regard to this leasing transaction. Tenant's renewal of this Lease, expansion of Premises, modification of Lease, or exercise of any option contained in this Lease is conditioned upon Landlord not paying any real estate leasing commissions or fees pertaining thereto to any broker, agent or other person which Tenant chooses to utilize. Additionally, Tenant acknowledges and agrees that Landlord shall have no obligation for payment of any brokerage fee or similar compensation to any person with whom Tenant has dealt or may in the future deal with respect to leasing of any additional or expansion space in the Building or renewals or extensions of this Lease, except as may be provided by Landlord's separate written agreement. In the event any claim shall be made against Landlord by any other broker who shall claim to have negotiated this Lease on behalf of Tenant or to have introduced Tenant to the Building or to Landlord, Tenant shall be liable for payment of all reasonable attorneys' fees, costs and expenses incurred by Landlord in defending against the same, and in the event such broker shall be successful in any such action, Tenant shall, in addition, make payment to such broker. The provisions of this Paragraph shall survive the expiration or termination of the Lease.

28.
SIGNAGE

    No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the inside or outside of the Building unless of such color, size and style and in such place upon or in the Building as shall be first designated by Landlord, but there shall be no obligation or duty on Landlord to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of the Building, except for one Building Standard suite designation sign and one line on the Building directory which Landlord agrees to provide. Further, Landlord shall provide reasonable Suite directional signage on the Third Floor elevator lobby of the Building.

29.
HAZARDOUS MATERIALS

    A.  Tenant shall (i) not cause or permit any Hazardous Material to be brought upon, kept, or used in or about the Premises by Tenant, its agents, employees, contractors, licensees or invitees, without prior written consent of Landlord (which Landlord shall not unreasonably withhold or delay as long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept and stored in a manner that complies with all laws regulating any such Hazardous Materials so brought upon or used or kept in or about the Premises). If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises caused or permitted by Tenant results in contamination of the Premises or Building, or any part thereof, or if contamination of the Premises or Building by

Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord, its agents, employees, legal representatives, successors and assigns, harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Premises, damages for the loss or restriction on use of any rentable or usable space or of any amenity of the Premises or Building, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, reasonable attorneys' fees, consultant fees and expert fees) which arise during or after the Lease term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, such costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in or about the Building or the soil or ground water on or under the Building. The obligations and liabilities of Tenant herein shall survive expiration or termination of this Lease.

    B.  "Hazardous Material," as used in this Lease, shall be construed in its broadest sense and shall include asbestos, other asbestotic material (which is currently or may be designated in the future as a Hazardous Material), any petroleum base products, pesticides, paints and solvents, polychlorinated biphenyl, lead, cyanide, DDT, acids, ammonium compounds and other chemical products (excluding commercially used cleaning materials in ordinary quantities) and any substance or material if defined or designated as hazardous or toxic substance, or other similar term, by any federal, state or local law, statute, regulation, or ordinance affecting the Building or Premises presently in effect or that may be promulgated in the future, as such statutes, regulations and ordinances may be amended from time to time.

    C.  In the event Tenant causes or permits Hazardous Material to be brought upon, kept, or used in or about the Premises, with or without Landlord's consent, in addition to all other remedies under this Lease, at law, or in equity, Landlord shall be entitled to have an environmental audit performed at reasonable intervals during the Term, in Landlord's reasonable judgment, the reasonable costs and expense of which shall be paid by Tenant.

30.
SUBSTITUTION OF PREMISES

    Landlord hereby reserves the right at any time and from time to time to substitute for the Premises other premises located within the Building, subject to the same terms and conditions set forth herein; provided, however, that the substituted Premises shall contain at least as much square footage as the originally Leased Premises without any increase in the then rental rate. In connection therewith, Landlord agrees to pay all reasonable moving expenses of Tenant and of permitted sublessees, including the reasonable replacement of Tenant improvements. Tenant shall be required to move into such substituted premises within 30 days of notice from Landlord of its exercise of this right.

31.
MISCELLANEOUS

    A.  The rules and regulations attached hereto as Exhibit D, as well as such rules and regulations as may hereafter be adopted by Landlord for the safety, care and cleanliness of the Premises and the Building and the preservation of good order thereon, are hereby expressly made a part hereof, and Tenant agrees to obey all such rules and regulations. Landlord shall have the right to impose a penalty of $200 per day for each violation of any rule or regulation by Tenant following written notice of such violation by Landlord. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations.

    B.  The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners of the Building at the time in question, and in the event of any transfer or transfers of the title thereto, Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically released from and after the date of such transfer or conveyance of all liability in respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed and relating to events occurring thereafter; provided that any funds in the hands of Landlord or the then grantor at the time of such transfer in which Tenant has an interest shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease shall be paid to Tenant.

    C.  This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant shall not be entitled to any setoff of the rent or other amounts owing hereunder against Landlord, if Landlord fails to perform its obligations set forth herein, except as herein specifically set forth; provided, however, the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building or any portion thereof whose address Tenant has been notified in writing and so long as an opportunity has been granted to Landlord and such holder to correct such violation as provided in subparagraph G hereof.

    D.  If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable, provided such addition does not increase or decrease the obligations of or derogate from the rights or powers of either Landlord or Tenant.

    E.  The captions of each paragraph are added as a matter of convenience only and shall be considered of no effect in the construction of any provision or provisions of this Lease.

    F.  Except as herein specifically set forth, all terms, conditions and covenants to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, administrators, executors, successors and assigns. The terms, conditions and covenants hereof shall also be considered to be covenants running with the land.

    G.  Except as otherwise specifically provided herein, in the event Landlord shall fail to perform any of the agreements, terms, covenants or conditions hereof on Landlord's part to be performed, and such nonperformance shall continue for a period of thirty (30) days after written notice thereof, from Tenant to Landlord, or if such performance cannot be reasonably had within such thirty (30) day period, and Landlord shall not in good faith have commenced such performance within such thirty (30) day period and proceed therewith to completion, it shall be considered a default of Landlord under this Lease. Tenant shall give written notice to Landlord in the matter herein set forth and shall afford Landlord a reasonable opportunity to cure any such default. In addition, Tenant shall send notice of such default by certified or registered mail, with proper postage prepaid, to the holder of any mortgages or deeds of trust covering the Building or any portion thereof of whose address Tenant has been notified in writing and shall afford such holder a reasonable opportunity to cure any alleged default on Landlord's behalf.

    H.  If there is more than one entity or person which or who are the Tenants under this Lease, the obligations imposed upon Tenant under this Lease shall be joint and several.

    I.  No act or thing done by Landlord or Landlord's agent during the Term hereof, including but not limited to any agreement to accept surrender of the Premises or to amend or modify this Lease, shall be deemed to be binding upon Landlord unless such act or things shall be by an officer of Landlord or a party designated in writing by Landlord as so authorized to act. The delivery of keys to

Landlord, or Landlord's agent, employees or officers shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy available to Landlord.

    J.  Landlord shall have the right to construct other buildings or improvements in any plaza or any other area designated by Landlord for use by tenants or to change the location, character or make alterations of or additions to any of said plazas or other areas. Landlord, during the entire term of this Lease, shall have the right to change the number and name of the Building or Building at any time without liability to Tenant.

    K.  Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties, except such as are expressed in this Lease.

    L.  As part of the services Landlord provides hereunder, Landlord may elect to provide a concierge or security guard for more efficient operation of the Building, and the cost therefor shall be included as an Operating Expense. Landlord is not obligated to provide such services at any time or for any length of time. Tenant expressly acknowledges that Landlord has not represented to Tenant that the Building is a secure building and Landlord assumes no duty to Tenant, its agents, employees, invitees or others because Landlord provides such service.

    M. Tenant and Landlord and the parties executing this Lease on behalf of each of them represent to each other that they are authorized to do so by requisite action of the board of directors or partners, as the case may be, and agree upon request to deliver to each other a resolution or similar document to that effect.

    N.  This Lease shall be governed by and construed in accordance with the laws of the State of Colorado.

    O.  This Lease, together with the exhibits attached hereto, contains the entire agreement of the parties and may not be amended or modified in any manner except by an instrument in writing signed by both parties.

    P.  Tenant shall not use the name of the Building as part of its legal or trade name, nor for any purpose other than as an address for the business to be conducted by Tenant in the Premises.

    Q.  The submission or delivery of this document for examination and review does not constitute an option, an offer to lease space in the Building, or an agreement to lease. This document shall have no binding effect on the parties unless and until executed by both Landlord and Tenant.

32.
CONFIDENTIALITY

    The parties acknowledge and agree that the terms and conditions of this Lease which are not generally known to the public (collectively, the "Lease Information") is confidential and is proprietary property of the parties, and that such Lease information will not be disclosed or discussed with any other person except as may be specifically provided below; provided that the parties may disclose lease information (i) to their attorney's, accountants, employees, brokers, contractors, property managers and agents; (ii) when required by court order applicable law or regulation; (iii) pursuant to any litigation or legal process involving either party; and (iv) potential purchasers of the property or lenders of the property. In the event a party is requested, pursuant to or required by applicable law or regulation or by legal process, litigation or court order, to disclose any Lease Information, the parties further agree to provide each other with prompt notice of any such request to enable the parties to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Paragraph. Any breach by either party of the provisions of this Paragraph shall entitle the other party to any remedies under law or equity or remedies as set forth in this Lease; provided, that neither party may terminate this Lease solely because of the other party's breach of this Paragraph.

33.
TIME OF THE ESSENCE

    Time is of the essence under this Lease, and all provisions herein relating thereto shall be strictly construed. Unless waived by Landlord (which it shall have the right, but not the obligation, to so do), this Lease is contingent upon execution and delivery by Tenant to Landlord no later than 5:00 p.m. Denver, Colorado time, September 18, 2000.

    IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

LANDLORD: RCN 2000 LLC, a Colorado limited liability company		TENANT: LionInc.Com, a Washington corporation
BY:		BY:
	Clark Smyth, President Fleisher-Smyth Company Its designated Property Manager		Charles I. Aikens, Senior Vice President Sales and Marketing

ATTACHMENTS

ADDENDUM	Right of First Opportunity
EXHIBIT A-1	Right of First Opportunity Drawing
EXHIBIT A	The Premises
EXHIBIT B	Legal Description
EXHIBIT C	Work Letter
EXHIBIT D	Rules and Regulations
EXHIBIT E	Estoppel Certificate

ADDENDUM

    THIS LEASE ADDENDUM ("Addendum"), dated September 19, 2000, is to that certain Lease Agreement, ("Lease" herein), dated September 19, 2000, by and between RCN 2000 LLC, a Colorado limited liability company ("Landlord") and LionInc.Com, a Washington corporation ("Tenant") with respect to the Premises known and described as approximately 4,589 rentable square feet, located on the third floor, being Suite 350 (the "Premises"), located in that certain Building known as the Annex Building ("Building" or "Building Complex" herein) located at 2000 S. Colorado Boulevard, Denver, Colorado 80222. In the event of any conflict between the terms and provisions of the printed portion of the Lease and the terms and provisions of this Addendum, the terms and provisions of this Addendum shall control.

    1.  Right of First Opportunity. Subject to any other existing Building tenant's existing rights as of the date hereof, and provided the Tenant is not in default under the Lease, Tenant shall have a Right of First Opportunity to lease any space that becomes vacant and available on the second floor of the Building (ROFO Space" herein). In the event any ROFR Space becomes vacant and available for Lease during Primary Lease Term, Landlord shall notify Tenant and Tenant shall have five (5) days from the date of Landlord's notice to accept Landlord's offer to add the ROFO Space to Tenant's Lease. If the Landlord does not receive written notice from the Tenant within said five (5) day period specified above, the Right of First Opportunity for the ROFO Space shall expire with regard to such specific space and the Landlord shall be free to lease the space to a third party. In the event Tenant exercises its Right of First Opportunity for the ROFO Space as provided for above, such space shall be added to the Premises under Tenant's Lease in its then current as-is condition at a rate consistent with the then current market rate for like space in the Building.

    2.  Option To Renew. As additional consideration for the covenants of Tenant hereunder, Landlord hereby grants unto Tenant an option (the "Option"), subject to any existing tenants options or rights, to extend the term of this Lease for one (1) additional term of thirty-six (36) months (the "Option Term"). The Option shall apply to all space then under the Lease at the time the Option Term would commence and shall be on the following terms and conditions:

      A.  Written notice of Tenant's interest in exercising the Option shall be given to Landlord not later than 180 days prior to the expiration of the Primary Lease Term ("Tenant's Notice"). Not later than fifteen (15) days after receiving Tenant's Notice, Landlord shall give to Tenant notice of the terms, conditions and rental rate applicable during the Option Term, in accordance with subparagraph E below ("Landlord's Notice").

      B.  Tenant shall have fifteen (15) calendar days following Tenant's receipt of Landlord's Notice within which to exercise the Option under the terms, conditions and rental rate set forth in Landlord's Notice by delivering written notice of such exercise to Landlord. If Tenant gives such notice and provided the other conditions to the extension have been satisfied, the term of the Lease shall be automatically extended for the Option Term without requiring further action of the parties. However, at the request of either party, the parties shall execute an amendment to the Lease to confirm the terms of the extension. If Tenant does not timely notify Landlord in writing of its election to exercise the Option in accordance with the preceding sentence, Tenant shall be deemed to have waived the Option, and it shall terminate and be of no further force and effect, and the Lease shall expire in accordance with its terms at the end of the Primary Lease Term.

      C.  Unless Landlord is timely notified by Tenant in accordance with subparagraphs A and B above, the Option shall terminate and the Lease shall expire in accordance with its terms, at the end of the Primary Lease Term.

      D.  Tenant's option to extend shall continue only if as of the date of Tenant's Notice or as of the date of commencement of the Option Term, Tenant (i) shall not be in default under the Lease;

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  (ii) shall not have sublet more than twenty-five percent (25%) of the Leased Premises, assigned its interest in the Lease, or vacated the Leased Premises.

      E.  The Option granted hereunder shall be upon the same terms and conditions of the Lease, except (i) there shall be no further option to extend; (ii) there shall be no tenant improvements; and (iii) the Rent to be paid by Tenant including Base Rent, and Tenant's Pro Rata Share of increases in Operating Expenses shall be adjusted. The Base Rent applicable during the Option Term shall be a rate Landlord would lease the Premises to a third party as of the date of Landlord's Notice for a lease term scheduled to commence at the commencement of the Option Term; but in no event shall the rate be less than the Rent (including Base Rent and Tenant's Pro Rata Share of increases in Operating Expenses) which Tenant is paying immediately prior to commencement of the Option Term.

    3.  The Lease is modified to conform to the terms and conditions of this Agreement and except as herein modified is ratified and affirmed.

    IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

LANDLORD: RCN 2000 LLC, a Colorado limited liability company		TENANT: LionInc.Com, a Washington corporation
BY:		BY:
	Clark Smyth, President Fleisher-Smyth Company Its designated Property Manager		Charles I. Aikens, Senior Vice President Sales and Marketing

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EXHIBIT "A"

to Lease dated the September 19, 2000

by and between

RCN 2000 LLC, a Colorado limited liability company ("Landlord")

and

LionInc.Com, a Washington corporation ("Tenant")

PREMISES

Suite 350

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EXHIBIT "B"

to Lease dated the September 19, 2000

by and between

RCN 2000 LLC, a Colorado limited liability company ("Landlord")

and

LionInc.Com, a Washington corporation ("Tenant")

LEGAL DESCRIPTION OF BUILDING COMPLEX

A parcel of land being a portion of the Northwest Quarter of Section 30, Township 4 south, Range 67 West of the Sixth Principal Meridian, City and County of Denver, State of Colorado, described as follows:

Beginning at the intersection of the northerly line of the 100 foot wide Colorado and Southern Railroad Company right-of-way with the west line of said Northwest Quarter, from which the northwest corner thereof bears N 00 degrees 03'00" E; thence S 79 degrees 11'51" E; along said northerly line, 1085.30 feet, thence N 10 degrees 48'09" E, 312.62 feet to the True Point of Beginning; thence N 79 degrees 11'52" W, 125.63 feet; thence S 10 degrees 48'09" W, 26.16 feet; thence N 79 degrees 11'51" W, 40.00 feet; thence N10 degrees 48'09" E, 26.16 feet; thence N 79 degrees 11'51" W, 44.91 feet; thence N 34 degrees 24' 52" W, 36.74 feet; thence N 10 degrees 48' 09" E, 63.13 feet; thence N 79 degrees 11' 51" W, 19.00 thence N 10 degrees 48' 09" E; 56.99 feet; thence N 30 degrees 48' 09" E; 59.91' to a point on the southwesterly right-of-way line of Colorado State Highway I-25; thence along said southwesterly right-of-way line on a non-tangent curve to the right, the beginning tangent of which bears S 50 degrees 56' 40" E, having a central angle of 05 degrees 50' 46" and a radius of 2695.15 feet, an arc length of 275.00 feet to a point that bears N 10 degrees 48'09" E from the True Point of Beginning; thence S 10 degrees 48' 09" W, 60.00 feet to the True Point of Beginning;

Subject to all easements and rights-of-way existing and/or of record; and containing 0.7822 acres, or 34,073 square feet, more or less.

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EXHIBIT "C"

to Lease dated the September 19, 2000

by and between

RCN 2000 LLC, a Colorado limited liability company ("Landlord")

and

LionInc.Com, a Washington corporation ("Tenant")

WORK LETTER AGREEMENT

LANDLORD: RCN 2000 LLC, a Colorado limited liability company

TENANT: LionInc.Com, a Washington corporation

AGREEMENT

    In consideration of the mutual covenants contained, Landlord and Tenant hereby agree as follows this      day of September 19, 2000:

    Landlord is leasing and Tenant is taking the Premises in its current "as-is" condition, except that, however, Landlord shall, at its sole cost and expense, provide the improvements and work ("Landlord's Work") to the Premises described in the "Notes" shown on the drawing attached to the Lease herein as Exhibit "A-1." Changes or additions, if any, requested by Tenant to the scope of Landlord's Work that result in additional cost in preparing the Premises for Tenant's use shall be at the sole cost and expense of Tenant. Landlord and Tenant shall approve any such changes or additions prior to commencing any such changed or additional work. Tenant shall reimburse Landlord for all such approved work within thirty (30) days of Landlord's invoice to Tenant for such work.

    IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

LANDLORD: RCN 2000 LLC, a Colorado limited liability company		TENANT: LionInc.Com, a Washington corporation
BY:		BY:
	Clark Smyth, President Fleisher-Smyth Company Its designated Property Manager		Charles I. Aikens, Senior Vice President Sales and Marketing

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EXHIBIT "D"

to Lease dated the September 19, 2000

by and between

RCN 2000 LLC, a Colorado limited liability company ("Landlord")

and

LionInc.Com, a Washington corporation ("Tenant")

RULES AND REGULATIONS

Landlord and Tenant agree that the following Rules and Regulations shall be and hereby are made a part of this Lease, and Tenant agrees that Tenant's employees and agents, or any others permitted by Tenant to occupy or enter the Premises or the Building, will at all times abide by said Rules and Regulations:

     1.  The sidewalks, entries, passages, corridors, stairways and elevators of the Building shall not be obstructed by Tenant, or Tenant's agents or employees, or used for any purpose other than ingress to and egress from the Premises.

     2.  Furniture, equipment or supplies will be moved in or out of the Building only during such hours and in such manner as may be prescribed by Landlord. Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant. Tenant shall cause its movers to use only the loading facilities and elevator designated by Landlord. In the event Tenant's movers damage any part of the Building, Tenant shall forthwith pay to Landlord the amount required to repair said damage.

     3.  No safe or articles, the weight of which may in the opinion of Landlord constitute a hazard or damage to the Building or Building's equipment, shall be moved into the Premises.

     4.  Safes and other equipment, the weight of which is not excessive, shall be moved into, from and about the Building only during such hours and in such manner as shall be prescribed by Landlord; and Landlord shall have the right to designate the location of such articles in the Premises.

     5.  During the entire term of this Lease, Tenant shall, at Tenant's expense, install and maintain under each and every caster chair a chair pad to protect the carpeting.

     6.  No furniture shall be placed in front of the Building or in any lobby or corridor, without the prior written discretionary consent of Landlord. Landlord shall have the right to remove all non-permitted signs and furniture, without notice to Tenant, and at the expense of Tenant. Building directories shall list practice names and names of tenant physicians, tenant dentists, pharmacists, opticians, hospital service areas, and approved qualified subleases.

     7.  No animals shall be allowed in the Building except help animals. No person shall disturb the occupants of this or adjoining buildings or premises by the use of any radio, sound equipment or musical instrument or by the making of loud or improper noises.

     8.  No vehicles, except wheelchairs and other "helping" vehicles, including bicycles, shall be permitted in the Building nor shall any vehicles be permitted to obstruct the sidewalks or entrances of the Building.

     9.  Tenant shall not allow anything to be placed on the outside of the Building, nor allow anything to be thrown by Tenant, Tenant's agents or employees, out of the windows or doors or down the corridors or elevator shafts of the Building. Tenant, except in case of fire or other emergency, shall not open any outside window.

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    10. No additional lock or locks shall be placed by Tenant on any door in the Building unless written consent of Landlord shall first have been obtained. A reasonable number of keys to the toilet rooms if locked by Landlord will be furnished by Landlord, and neither Tenant, Tenant's agents or employees shall have any duplicate keys made. At the termination of this tenancy, Tenant shall promptly return to Landlord all keys to offices, toilet rooms or vaults.

    11. No window shades, blinds, screens, draperies or other window coverings will be attached or detached by Tenant without Landlord's prior written consent. Tenant agrees to abide by Landlord's rules with respect to maintaining uniform curtains, draperies and/or Awnings at all windows and hallways.

    12. No awnings or other obstructions shall be placed over any window or doorway except with the prior written consent of Landlord.

    13. If Tenant desires telegraphic, telephonic or other electric connections, Landlord or Landlord's agents will direct the electricians as to where and how the wires may be introduced and without such directions, no boring or cutting for wires will be permitted. Any such installation and connection shall be made at Tenant's expense. No wires for electric or other purposes may be introduced nor will boring nor cutting of present wires be allowed without the prior written consent of Landlord and then only under his direction.

    14. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical operation in the Premises. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited without prior written consent of Landlord. Explosives or other articles deemed extra hazardous shall not be brought into the Building.

    15. Any painting or decorating as may be agreed to be done by and at the expense of Landlord shall be done during regular weekday business hours. Should Tenant desire such work on Saturdays, Sundays, holidays or outside of regular business hours, Tenant shall pay for the extra cost thereof.

    16. Except as permitted by Landlord, and except for normal office decorating, Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Premises or of the Building, and any defacement, damage or injury caused by Tenant, Tenant's agents or employees, shall be paid for by Tenant.

    17. Tenant shall not obstruct or interfere with the rights of other tenants of the Building, or of persons having business in the Building, or in any way injure or annoy such tenants or persons.

    18. Tenant shall not commit any act or permit anything in or about the Building which shall or might subject Landlord to any liability or responsibility for injury to any person or property by reason of any business or operation being carried on in or about the Building or for any other reason.

    19. Tenant shall not use the Building for lodging, sleeping, cooking, or for any immoral or illegal purpose or for any purpose that will damage the Building, or the reputation thereof, or for any purposes other than those specified in the Lease.

    20. Canvassing, soliciting, and peddling in the Building are prohibited, and Tenant shall cooperate to prevent such activities.

    21. Tenant shall not conduct mechanical or manufacturing operations without Landlord's prior consent, cook or prepare food, or place or use any inflammable combustible explosive, or hazardous fluid, chemical, device, substance or material in or about the Building. Tenant shall comply with all statutes, ordinances, rules, orders, regulations and requirements imposed by governmental or quasi-governmental authorities in connection with fire and panic safety and fire prevention and shall not commit any act or permit any object to be brought or kept in the Building, which shall result in a change use of the general public, and Landlord shall, in all cases, retain the right to control or prevent

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access thereto by all persons whose presence in the judgment of the Landlord, shall be prejudicial to the safety, character, reputation or interests of the Building and its tenants. Tenant shall not go upon the roof of the Building without the express prior written consent of Landlord.

    22. Tenant shall not deposit any trash, refuse, cigarettes, or other substances of any kind within or out of the Building except in the refuse containers provided therefore.

    23. Tenant shall use the Common Areas only as a means of ingress and egress, and Tenant shall permit no loitering by any persons upon Common Areas or elsewhere within the Building. The Common Areas and roof of the Building are not for the use of the general public, and Landlord shall, in all cases, retain the right to control or prevent access thereto by all persons whose presence, in the judgment of the Landlord, shall be prejudicial to the safety, character, reputation or interests of the Building and its tenants. Tenant shall not go upon the roof of the Building without the express prior written consent of Landlord.

    24. Landlord its agents or representatives reserve the right to exclude or expel from the Building any person, who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner act in violation of the rules and regulations of the Building.

    25. Tenant shall not use the washrooms, restrooms and plumbing fixtures of the Building, and appurtenances thereto, for any other purpose then the purposes for which they were constructed, and Tenant shall not deposit any sweepings, rubbish, rags or other improper substances therein. Tenant shall not waste water by interfering or tampering with the faucets or otherwise. If Tenant or Tenant's servants, employees, contractors, jobbers, agents, licensees, invitees, guests or visitors cause any damage to such washrooms, restrooms, plumbing fixtures or appurtenances, such damage shall be repaired at Tenant's expense and Landlord shall not be responsible therefor.

    26. Tenant shall not permit its employees or agents to smoke in the Premises; in any lobby, elevator, stairway, hallway or restroom within the Building; on sidewalks, entryways or greenbelts; or in any other areas of the Building except as may be posted as a smoking area.

    27. Business hours shall mean the hours of 7:00 a.m. to 6:00 p.m. on each Monday through Friday during the Term and 7:00 a.m. to 1:00 p.m. on each Saturday during the Term, except that there shall be no business hours on any of such days which may fall on the holidays of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    28. Tenant agrees that Landlord may reasonably amend, modify, delete or add new and additional rules and regulations to the use, safety, care, cleanliness and the presentation of good order thereon of the Premises and the Building, provided such changes shall not unreasonably interfere with Tenant's use of the Premises for its intended purposes. Tenant agrees to comply with all such rules and regulations upon notice to Tenant from Landlord thereof. In the event of any breach of any rules and regulations herein set forth or any reasonable amendments, modifications or additions thereto Landlord shall have all remedies in this Lease provided for in the event of default by Tenant.

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EXHIBIT "E"

to Lease dated the September 19, 2000

by and between

RCN 2000 LLC, a Colorado limited liability company ("Landlord")

and

LionInc.Com, a Washington corporation ("Tenant")

ESTOPPEL CERTIFICATE

    THIS ESTOPPEL CERTIFICATE ("Certificate") is executed on            by RCN 2000 LLC, a Colorado limited liability company ("Landlord") and LionInc.Com, a Washington corporation ("Tenant") with respect to and forming a part of that certain Office Suite lease ("Lease") dated September 19, 2000, for the premises commonly known as 350 ("Premises").

UNUM LIFE INSURANCE COMPANY OF AMERICA
2211 Congress Street
Portland, ME 04122-0590

RE:
Lease Dated September 19, 2000 between RCN 2000 LLC, a Colorado limited liability company ("Landlord") and LionInc.Com, a Washington corporation ("Tenant")

Gentlemen:

    We understand and acknowledge the receipt of notice that the Lease between ourselves, as Tenant, and RCN 2000 LLC, a Colorado limited liability company as Landlord, dated September 19, 2000 (hereinafter called the "Lease," which term shall include the amendments thereto, if any) which leased to us the premises described therein (the "Demised Premises"), was or will be assigned to you by the Landlord, in an Assignment of Rents, Leases, and Other Benefits, in consideration of a loan made or to be made by you to Landlord, all as more fully described in said Assignment.

    We hereby certify and represent to you the following:

       1.  The Lease constitutes the entire agreement between the parties to it and has not been modified or amended except by Amendments dated             .

       2.  We have no "right of first refusal," "option to purchase" or any other right to purchase all, or any portion of, the Demised Premises.

       3.  We have accepted and are in possession of the Demised Premises, which have been satisfactorily completed in all respects, and we are currently open for business.

       4.  The Lease is in full force and effect and the Landlord has fulfilled all of its obligations, covenants, and warranties under the Lease and is not in default in any manner.

       5.  We have no defenses, offsets, credits, or counterclaims to our obligations under the Lease.

       6.  We have commenced to pay fixed rent in the amount of $7,265.92 per month under the Lease, the primary term of which commenced on November 1, 2000 and expires on October 31, 2004; and, we have deposited the sum of $8,200.00 as a security deposit and the sum of $            as prepaid rent.

       7.  No advance rental or other payment has been made in connection with the Lease, except rental for the current month, there is no "free rent" or other concession under the remaining term of the Lease and the rent has been paid through            .

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       8.  All rental payments and other monies due under the Lease shall be paid as therein provided until we have been otherwise notified by you, and thereafter in accordance with your notification. Any monies due pursuant to a lease buyout agreement, which buyout shall require your prior written consent, shall be delivered to you in full.

       9.  We agree not to change the use of or structurally alter the Demised Premises, or to amend, cancel or assign the Lease or to sublease without your prior written consent.

      10. You are hereby given the right to cure Landlord's defaults within thirty (30) days after receipt of written notice by the undersigned of Landlord's failure to do so; provided, however, that said thirty (30) day period shall be extended (i) so long as within said thirty (30) day period you have commenced to cure and are proceeding with due diligence to cure said defaults, or (ii) so long as you are proceeding with a foreclosure action against Landlord and will commence to cure and will proceed with due diligence to cure said defaults upon the resolution of said foreclosure action.

      11. We have made reasonable inquiry into the amount of rentable and usable square footage in the Demised Premises, and have no claims or causes of action against Landlord in any way pertaining to the number of rentable or usable square feet contained or said to be contained in the Demised Premises or in the Common Areas, if any, of the Property.

      12. We shall not look to you, your successors or assigns, for the return or credit of the security deposit or prepaid rent, if any, unless said monies have been transferred to you.

      13. The person executing this Certificate is duly authorized and empowered in all respects to do so on behalf of the undersigned Tenant.

      14. We do not engage in the generation, storage, or disposal of hazardous wastes or hazardous substances, and the Demised Premises are not and shall not be used for such purposes. We have received no notice of, and otherwise have no knowledge of, any local, state or federal environmental regulatory action regarding the conduct of our business, the Demised Premises, or the property of Landlord of which the Demised Premises are a part (the "Property"). We agree to send to you a copy of any notice received by us of any pending or threatened environmental regulatory action, and to notify you immediately should we become aware of the release or discharge of any hazardous substances on or in the Demised Premises or the Property.

      15. Neither you nor your successors or assigns shall be or become subject to any liability or obligation under the Lease or otherwise, until you shall have obtained title to the Demised Premises, by foreclosure or otherwise, and then only to the extent of liabilities or obligations accruing subsequent to the date that you obtain title to the Demised Premises.

LANDLORD: RCN 2000 LLC, a Colorado limited liability company		TENANT: LionInc.Com, a Washington corporation
BY:		BY:
	Clark Smyth, President Fleisher-Smyth Company Its designated Property Manager		Charles I. Aikens, Senior Vice President Sales and Marketing

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ESTOPPEL AND COMMENCEMENT DATE CERTIFICATE

    THIS ESTOPPEL AND COMMENCEMENT DATE CERTIFICATE ("Certificate") is executed on            by RCN 2000 LLC, a Colorado limited liability company ("Landlord") and LionInc.Com, a Washington corporation ("Tenant") with respect to and forming a part of that certain Office Suite lease ("Lease") dated September 19, 2000, for the premises commonly known as 350 ("Premises").

WITNESSETH:

WHEREAS, the parties desire to reaffirm and/or amend and certify to certain provisions of the Lease; and

WHEREAS, the parties desire that the matters set forth herein be conclusive and binding on the parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1.  The Lease Commencement Date is deemed and agreed to be            , and the Lease Termination Date is            , unless sooner terminated, as provided therein.

    2.  Tenant's first installment of Base Rent in the amount of            Dollars ($            ) for the period of             (is due on) (was paid on)            .

    3.  Tenant's first installment of Tenant's Pro Rata Share of Operating Expenses in an amount to be determined is due on            .

    4.  By execution hereof, Tenant acknowledges and agrees that all improvements or other work required of Landlord has been satisfactorily performed and Tenant hereby accepts the Premises in full compliance with the terms and conditions of the Lease.

    5.  Except as may be amended herein, all terms and conditions of the Lease shall continue in full force and effect and are hereby republished and reaffirmed in their entirety.

    6.  This Certificate shall be binding upon and may be relied upon by the parties hereto and their respective legal representatives, successors and assigns.

    IN WITNESS WHEREOF, the parties have executed this Certificate as of the day and year first above written.

LANDLORD: RCN 2000 LLC, a Colorado limited liability company		TENANT: LionInc.Com, a Washington corporation
BY:		BY:
	Clark Smyth, President Fleisher-Smyth Company Its designated Property Manager		Charles I. Aikens, Senior Vice President Sales and Marketing

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